UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2024 (October 25, 2024)

Chenghe Acquisition I Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41246	98-1605340
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11 South Beach Tower Singapore	189767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (+65) 9851 8611

LatAmGrowth SPAC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LATGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	LATG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in a Current Report on Form 8-K that Chenghe Acquisition I Co. (formerly known as LatAmGrowth SPAC), a Cayman corporation (the “Company”), filed on April 18, 2023 with the U.S. Securities and Exchange Commission, the Company previously entered into an investment management trust agreement, dated January 24, 2022 with Continental Stock Transfer & Trust Company (the “Trustee”), as trustee, which was amended on April 13, 2023, October 25, 2023 and November 8, 2023 (the “Trust Agreement”). On October 25, 2024, the Company’s shareholders approved the Trust Amendment Proposal (as defined below). Following such approval by the Company’s shareholders, the Company and the Trustee entered into the Amendment No. 4 to the Trust Amendment on October 25, 2024.

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K (“this report”) and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 5.07 of this report is hereby incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 25, 2024, the Company held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), at which, holders of 5,669,205 of the Company’s ordinary shares, which represents approximately 78.83% of the ordinary shares issued and outstanding and entitled to vote as of the record date of September 20, 2024, were represented in person or by proxy.

At the Extraordinary General Meeting, the shareholders approved:

(A)	the proposal to amend the Company’s amended and restated memorandum and articles of association (as amended by a special resolution of the Company’s shareholders on April 13, 2023 and October 25, 2023, the “Articles”) to extend (the “Extension”) the date (the “Termination Date”) by which the Company must (i) consummate a business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such business combination and (iii) redeem all of the Company’s then issued and outstanding Class A ordinary shares, from October 27, 2024 to November 27, 2024 for a deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting; and to allow the Company, without the need for any further approval of the Company’s shareholders, by resolutions of the board of directors of the Company, to further extend the Termination Date for up to five times, each time by one month, from November 27, 2024 up to April 27, 2025, and each time for the deposit of $0.025 for each of the Company’s Class A ordinary share not elected to be redeemed immediately after the Extraordinary General Meeting (such amendment, the “Extension Amendment”; such proposal, the “Extension Amendment Proposal”; the deposits in relation to the Extension, collectively, the “Extension Contributions”);

(B)	the proposal to amend the Articles to remove the language therein which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the trust account (the “Trust Account”) established in connection with the initial public offering of the Company’s securities to pay dissolution expenses if the Company fails to consummate a business combination by the Termination Date (such amendment, the “Dissolution Expenses Amendment”; such proposal, the “Dissolution Expenses Amendment Proposal”); and

(C)	the proposal to amend the Trust Agreement (the “Trust Amendment”) to reflect the Extension Amendment and the Dissolution Expenses Amendment (such proposal, the “Trust Amendment Proposal”).

A copy of the amendment to the Articles is filed herewith as Exhibit 3.1 and incorporated herein by reference.

The following is a brief description of the final voting results for each proposal submitted to a vote of the shareholders at the Extraordinary General Meeting.

1.	The Extension Amendment Proposal. The Extension Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
5,287,739	381,466	0

2.	The Dissolution Expenses Amendment Proposal. The Dissolution Expenses Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
5,449,572	219,633	0

3.	The Trust Amendment Proposal. The Trust Amendment Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
5,449,572	219,633	0

In connection with the vote to approve the Extension Amendment Proposal, the holders of 407,442 Class A ordinary shares elected to redeem their shares for cash at a redemption price of approximately $11.66 per share, for an aggregate redemption amount of approximately $4.7 million, leaving approximately $41.2 million in the Trust Account.

In connection with the approval of the Extension Amendment Proposal, in addition to the Extension Contributions, the Company commits to deposit extra incentive in the Trust Account for the Extension. As a result, in the aggregate, the Company commits to pay (a) $0.03 for each of the Company’s Class A ordinary shares not elected to be redeemed immediately after the Extraordinary General Meeting for each one-month extension period from October 27, 2024 (exclusive) to January 27, 2025; and (b) $0.05 for each of the Company’s Class A ordinary shares not elected to be redeemed immediately after the Extraordinary General Meeting for each one-month extension period from January 25, 2025 to April 27, 2025.

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if the holders of public shares have elected to redeem an amount of shares in connection with the Extension Amendment Proposal such that the Company would not adhere to the continued listing requirements of The Nasdaq Stock Market LLC, or (z) if the board determines that it is no longer desirable to proceed with the foregoing proposals, was not presented at the Extraordinary General Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of Chenghe Acquisition I Co.
10.1	Amendment No.4 to the Investment Management Trust Agreement, dated October 25, 2024, between Chenghe Acquisition I Co. and Continental Stock Transfer & Trust Company, as trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition I Co.

By:	/s/ Zhaohai Wang
Name:	Zhaohai Wang
Title:	Chief Financial Officer

Date: October 29, 2024